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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2004

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                   34-1807383
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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Item 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective September 24, 2004, the Audit Committee of the Board of Directors (the
"Audit Committee") of Transpro, Inc. (the "Registrant") selected and engaged BDO
Seidman, LLP as the Registrant's Independent Registered Public Accounting Firm
for the fiscal year ending December 31, 2004 and BDO Seidman, LLP advised the
Registrant of its acceptance of the engagement. During the two most recent fiscal years and through September 24, 2004, neither the Registrant nor anyone on its behalf has consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by BDO Seidman, LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of
Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation
S-K.

The Registrant authorized its former Independent Registered Public Accounting
Firm, PricewaterhouseCoopers LLP, to respond fully to inquiries by BDO Seidman,
LLP in connection with the retention of such firm.

Item 8.01. OTHER EVENTS

On September 28, 2004, the Registrant issued a press release regarding the engagement of BDO Seidman, LLP as the Registrant's Independent Registered Public
Accounting Firm for the fiscal year ending December 31, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1 Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANSPRO, INC.

Date:  September 28, 2004        By: /s/ Richard A. Wisot
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                                     Richard A. Wisot
                                     Vice President, Treasurer, Secretary,
                                     and Chief Financial Officer